================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 28, 2007

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

          Indiana                     0-25766                    35-1938254
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01. OTHER EVENTS

On June 28, 2007, Community Bank Shares of Indiana, Inc. issued a press release announcing a stock repurchase program that authorizes $5 million common shares of the Company's stock to be repurchased. All purchases will be made on the open market at prevailing prices. The shares will be held as treasury stock for issuance under the Company's performance units plan, stock option plan, the employee stock ownership plan, dividend reinvestment plan or other stock benefit plans. The shares may also be used for general corporate purposes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

EXHIBIT NO.

99.1 Community Bank Shares of Indiana, Inc. Stock Repurchase Program Press Release dated June 28, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

Date:  June 28, 2007                     By:   /s/ James D. Rickard
                                              ------------------------------
                                              Name: James D. Rickard
                                              Title: President and CEO

Date:  June 28, 2007                     By:   /s/ Paul A. Chrisco
                                              ------------------------------
                                              Name: Paul A. Chrisco
                                              Title: Chief Financial Officer